UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 11, 2005

Cohu, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-848-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01. Entry into a Material Definitive Agreement.

Cohu, Inc. grants stock options to employees pursuant to various plans including the Cohu, Inc. 1998 Stock Option Plan (the "1998 Plan"). All options granted under such plans, including the 1998 Plan, are made pursuant to the terms of such plans and an Incentive and Nonqualified Stock Option Agreement.

Included as Exhibit 99.1 to this Form 8-K is the Cohu, Inc. Incentive and Nonqualified Stock Option Agreement (1998 Stock Option Plan) pursuant to which all employee stock options are granted.

Item 9.01. Financial Statements and Exhibits.

EXHIBIT NO. DESCRIPTION

99.1 - Cohu, Inc. Incentive and Nonqualified Stock Option Agreement
(1998 Stock Option Plan)

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

January 11, 2005	By:	John H. Allen

Name: John H. Allen
Title: VP Finance & CFO

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Cohu, Inc. Incentive and Nonqualified Stock Option Agreement (1998 Stock Option Plan)